Exhibit 99.1

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,
	2004	2004	2004	2003
Consolidated Statements of Operations: (in thousands, except per share data)
Net revenue	$164,821	$162,137	$152,754	$138,466
Operating expenses:
Personnel expense	50,930	50,341	47,599	42,623
Medical supplies expense	46,662	46,597	41,720	38,226
Bad debt expense	11,877	9,088	8,502	11,280
Other operating expenses	33,148	34,280	33,652	28,432
Pre-opening expenses	—	—	2,087	3,016
Depreciation	9,503	10,388	9,900	9,184
Amortization	290	290	290	290
Loss (gain) on disposal of property, equipment and other assets	113	35	26	(85)
Impairments of long-lived assets	7,227	—	—	—

Total operating expenses	159,750	151,019	143,776	132,966

Income from operations	5,071	11,118	8,978	5,500
Other income (expenses):
Interest expense	(7,741)	(6,280)	(6,147)	(5,711)
Interest and other income, net	245	216	160	233
Loss on debt refinancing	(5,072)	—	—	—
Equity in net earnings of unconsolidated affiliates	916	900	1,147	577

Total other expenses, net	(11,652)	(5,164)	(4,840)	(4,901)

Income (loss) from continuing operations before minority interest, taxes and discontinued operations	(6,581)	5,954	4,138	599
Minority interest share of (earnings) losses of consolidated subsidiaries	(3,381)	(2,852)	65	(711)

Income (loss) from continuing operations before income taxes and discontinued operations	(9,962)	3,102	4,203	(112)
Income tax expense (benefit)	(3,923)	1,045	1,621	(45)

Income (loss) from continuing operations	(6,039)	2,057	2,582	(67)
Income (loss) from discontinued operations	(672)	(677)	59	(866)

Net income (loss)	$(6,711)	$1,380	$2,641	$(933)

Earnings (loss) per share, basic
Continuing operations	$(0.33)	$0.12	$0.15	$(0.00)
Discontinued operations	$(0.04)	$(0.04)	$0.00	$(0.05)

Earnings (loss) per share, basic	$(0.37)	$0.08	$0.15	$(0.05)

Earnings (loss) per share, diluted
Continuing operations	$(0.33)	$0.11	$0.14	$(0.00)
Discontinued operations	$(0.04)	$(0.04)	$0.00	$(0.05)

Earnings (loss) per share, diluted	$(0.37)	$0.07	$0.14	$(0.05)

Weighted average number of shares, basic	18,014	17,990	17,985	17,949
Dilutive effect of stock options	—	826	514	—

Weighted average number of shares, diluted	18,014	18,816	18,499	17,949

Consolidated Balance Sheet Data: (in thousands)
Cash and cash equivalents	$69,855	$87,967	$80,864	$78,051
Working capital	102,681	102,820	56,291	60,506
Total assets	754,236	773,072	779,955	747,516
Long-term debt and capital leases, excluding current maturities	351,097	314,845	298,360	290,085
Other long-term obligations	1,620	2,236	3,094	2,649
Stockholders’ equity	263,648	269,714	267,228	264,625

Selected Operating Data (consolidated) (a):
Number of hospitals	10	10	10	8
Licensed beds (d)	612	612	612	520
Staffed and available beds (e)	536	541	525	464
Admissions (f)	10,156	9,834	9,533	8,674
Adjusted admissions (g)	12,979	12,388	11,902	10,837
Patient days (h)	34,329	33,730	34,065	31,243
Adjusted patient days (i)	43,617	42,405	42,493	39,033
Average length of stay (j)	3.38	3.43	3.57	3.6
Occupancy (k)	69.6%	68.5%	72.1%	73.2%
Inpatient catheterization procedures	5,357	5,284	4,920	4,189
Inpatient surgical procedures	2,687	2,611	2,511	2,183

Selected Operating Data (same facility) (b):
Number of hospitals	8	8	7	7
Licensed beds (d)	520	520	462	462
Staffed and available beds (e)	471	471	429	428
Admissions (f)	9,112	8,935	8,799	8,288
Adjusted admissions (g)	11,777	11,352	10,952	10,304
Patient days (h)	30,969	30,808	31,708	30,131
Adjusted patient days (i)	39,756	39,040	39,452	37,496
Average length of stay (j)	3.4	3.45	3.6	3.64
Occupancy (k)	71.5%	71.9%	81.2%	76.5%
Inpatient catheterization procedures	4,580	4,610	4,457	3,948
Inpatient surgical procedures	2,461	2,417	2,271	2,050

Selected Operating Data (same facility — as of subsequent comparable period end date) (c):
Number of hospitals	10	10	8	8
Licensed beds (d)	612	612	520	520
Staffed and available beds (e)	536	541	471	464
Admissions (f)	10,156	9,834	9,244	8,674
Adjusted admissions (g)	12,979	12,388	11,552	10,837
Patient days (h)	34,329	33,730	33,115	31,243
Adjusted patient days (i)	43,617	42,405	41,352	39,033
Average length of stay (j)	3.38	3.43	3.58	3.6
Occupancy (k)	69.6%	68.5%	78.1%	73.2%
Inpatient catheterization procedures	5,357	5,284	4,715	4,189
Inpatient surgical procedures	2,687	2,611	2,426	2,183

(a)	Selected operating data includes consolidated hospitals in operation as of the end of period reported in continuing operations but does not include hospitals which were accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Selected operating data includes those consolidated hospitals that were open and operational for the three months ending each quarter of fiscal year 2004 that were also operational for the three months ending the same quarter of fiscal year 2003.

(c)	Selected operating data includes those consolidated hospitals that were open and operational for the three months ending each quarter of fiscal year 2004 that were also operational for the three months ending the same quarter of fiscal year 2005.

(d)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(e)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(f)	Admissions represent the number of patients admitted for inpatient treatment.

(g)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(h)	Patient days represent the total number of days of care provided to inpatients.

(i)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(j)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(k)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2004
Consolidated Statements of Operations:
(in thousands, except per share data)
Net revenue	$175,547	$179,787	$176,074	$168,295
Operating expenses:
Personnel expense	55,010	53,893	53,864	52,117
Medical supplies expense	48,512	51,047	50,234	47,532
Bad debt expense	14,340	13,874	11,743	10,446
Other operating expenses	35,490	36,286	35,852	35,178
Pre-opening expenses	—	—	—	—
Depreciation	10,379	9,034	8,937	9,243
Amortization	290	290	290	290
Loss (gain) on disposal of property, equipment and other assets	(824)	148	55	1
Impairments of long-lived assets	2,662	—	—	—

Total operating expenses	165,859	164,572	160,975	154,807

Income from operations	9,688	15,215	15,099	13,488
Other income (expenses):
Interest expense	(8,705)	(8,440)	(7,813)	(7,876)
Interest and other income, net	1,175	868	613	389
Equity in net earnings of unconsolidated affiliates	802	899	886	769

Total other expenses, net	(6,728)	(6,673)	(6,314)	(6,718)

Income from continuing operations before minority interest, taxes and discontinued operations	2,960	8,542	8,785	6,770
Minority interest share of earnings of consolidated subsidiaries	(3,611)	(3,956)	(4,402)	(3,999)

Income (loss) from continuing operations before income taxes and discontinued operations	(651)	4,586	4,383	2,771
Income tax expense (benefit)	(101)	1,952	1,755	1,107

Income (loss) from continuing operations	(550)	2,634	2,628	1,164
Income (loss) from discontinued operations	(1,751)	115	1,175	2,876

Net income (loss)	$(2,301)	$2,749	$3,803	$4,540

Earnings (loss) per share, basic
Continuing operations	$(0.03)	$0.14	$0.15	$0.09
Discontinued operations	$(0.09)	$0.01	$0.06	$0.16

Earnings (loss) per share, basic	$(0.12)	$0.15	$0.21	$0.25

Earnings (loss) per share, diluted
Continuing operations	$(0.03)	$0.13	$0.14	$0.09
Discontinued operations	$(0.09)	$0.01	$0.06	$0.15

Earnings (loss) per share, diluted	$(0.12)	$0.14	$0.20	$0.24

Weighted average number of shares, basic	18,493	18,425	18,177	18,045
Dilutive effect of stock options	—	1,248	1,285	932

Weighted average number of shares, diluted	18,493	19,673	19,462	18,977

Consolidated Balance Sheet Data:
(in thousands)
Cash and cash equivalents	$140,842	$140,317	$121,703	$113,927
Working capital	135,101	124,678	124,373	150,680
Total assets	763,205	770,704	771,858	763,048
Long-term debt and capital leases, excluding current maturities	299,401	298,509	313,327	348,558
Other long-term obligations	497	808	829	1,204
Stockholders’ equity	282,741	283,508	278,094	269,499

Selected Operating Data (consolidated) (a):
Number of hospitals	10	10	10	10
Licensed beds (c)	612	612	612	612
Staffed and available beds (d)	578	571	571	571
Admissions (e)	10,482	10,364	10,788	9,967
Adjusted admissions (f)	13,694	13,555	14,008	12,790
Patient days (g)	35,039	36,281	39,186	34,271
Adjusted patient days (h)	45,465	47,202	50,788	43,689
Average length of stay (i)	3.34	3.50	3.63	3.44
Occupancy (j)	65.9%	69.8%	76.3%	65.2%
Inpatient catheterization procedures	5,616	5,457	5,427	5,336
Inpatient surgical procedures	2,816	2,915	2,964	2,616

Selected Operating Data (same facility) (b):
Number of hospitals	10	10	8	8
Licensed beds (c)	612	612	520	520
Staffed and available beds (d)	578	571	487	487
Admissions (e)	10,482	10,364	9,568	8,950
Adjusted admissions (f)	13,694	13,555	12,597	11,626
Patient days (g)	35,039	36,281	34,759	30,457
Adjusted patient days (h)	45,465	47,202	45,668	39,345
Average length of stay (i)	3.34	3.50	3.63	3.40
Occupancy (j)	65.9%	69.8%	79.3%	68.0%
Inpatient catheterization procedures	5,616	5,457	4,577	4,628
Inpatient surgical procedures	2,816	2,915	2,683	2,372
(a)	Selected operating data includes consolidated hospitals in operation as of the end of period reported in continuing operations but does not include hospitals which were accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Selected operating data includes those consolidated hospitals that were open and operational for the three months ending each quarter of fiscal year 2005 that were also operational for the three months ending the same quarter of fiscal year 2004.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

	Three Months Ended
	June 30,	March 31,	December 31,
	2006	2006	2005
Consolidated Statements of Operations:
(in thousands, except per share data)
Net revenue	$189,832	$192,488	$171,836
Operating expenses:
Personnel expense	58,033	67,934	55,244
Medical supplies expense	52,657	53,915	48,163
Bad debt expense	14,228	16,788	13,389
Other operating expenses	37,916	37,868	38,339
Pre-opening expenses	—	—	—
Depreciation	9,366	9,264	9,171
Amortization	252	252	252
Loss (gain) on disposal of property, equipment and other assets	(296)	(38)	97
Impairments of long-lived assets	451	—	—

Total operating expenses	172,607	185,983	164,655

Income from operations	17,225	6,505	7,181
Other income (expenses):
Interest expense	(7,870)	(8,899)	(9,059)
Interest and other income, net	2,977	1,367	1,404
Equity in net earnings of unconsolidated affiliates	1,408	1,410	1,065

Total other expenses, net	(3,485)	(6,122)	(6,590)

Income from continuing operations before minority interest, taxes and discontinued operations	13,740	383	591
Minority interest share of earnings of consolidated subsidiaries	(4,742)	(4,790)	(2,818)

Income (loss) from continuing operations before income taxes and discontinued operations	8,998	(4,407)	(2,227)
Income tax expense (benefit)	3,649	(1,766)	(890)

Income (loss) from continuing operations	5,349	(2,641)	(1,337)
Income (loss) from discontinued operations	(439)	701	4

Net income (loss)	$4,910	$(1,940)	$(1,333)

Earnings (loss) per share, basic
Continuing operations	$0.28	$(0.14)	$(0.07)
Discontinued operations	$(0.02)	$0.04	$—

Earnings (loss) per share, basic	$0.26	$(0.10)	$(0.07)

Earnings (loss) per share, diluted
Continuing operations	$0.27	$(0.14)	$(0.07)
Discontinued operations	$(0.02)	$0.04	$—

Earnings (loss) per share, diluted	$0.25	$(0.10)	$(0.07)

Weighted average number of shares, basic	18,630	18,618	18,501
Dilutive effect of stock options and restricted stock	661	—	—

Weighted average number of shares, diluted	19,291	18,618	18,501

Consolidated Balance Sheet Data:
(in thousands)
Cash and cash equivalents	$144,561	$124,855	$135,315
Working capital	155,460	140,164	146,450
Total assets	767,515	758,168	762,962
Long-term debt and capital leases, excluding current maturities	298,087	300,278	313,374
Other long-term obligations	319	307	341
Stockholders’ equity	299,480	291,919	282,533

Selected Operating Data (consolidated) (a):
Number of hospitals	10	10	10
Licensed beds (c)	612	612	612
Staffed and available beds (d)	595	600	607
Admissions (e)	11,115	11,484	10,388
Adjusted admissions (f)	14,494	14,825	13,504
Patient days (g)	35,508	38,820	35,169
Adjusted patient days (h)	46,318	50,245	45,578
Average length of stay (i)	3.19	3.38	3.39
Occupancy (j)	65.6%	71.9%	63.0%
Inpatient catheterization procedures	5,838	5,983	5,208
Inpatient surgical procedures	2,920	3,103	2,679

Selected Operating Data (same facility) (b):
Number of hospitals	10	10	10
Licensed beds (c)	612	612	612
Staffed and available beds (d)	595	600	607
Admissions (e)	11,115	11,484	10,388
Adjusted admissions (f)	14,494	14,825	13,504
Patient days (g)	35,508	38,820	35,169
Adjusted patient days (h)	46,318	50,245	45,578
Average length of stay (i)	3.19	3.38	3.39
Occupancy (j)	65.6%	71.9%	63.0%
Inpatient catheterization procedures	5,838	5,983	5,208
Inpatient surgical procedures	2,920	3,103	2,679
(a)	Selected operating data includes consolidated hospitals in operation as of the end of period reported in continuing operations but does not include hospitals which were accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Selected operating data includes those consolidated hospitals that were open and operational for the three months ending each quarter of fiscal year 2006 that were also operational for the three months ending the same quarter of fiscal year 2005.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.